UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549



FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report:      July 2, 2003


	BORGWARNER INC.
(Exact name of registrant as specified in its charter)


Delaware		1-12162			13-3405408
(State or other		(Commission File Number)(IRS Employer
jurisdiction of incorporation			Identification No.)





	200 South Michigan Avenue, Chicago, Illinois 60604
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (312) 322-8500


Item 5.		Other Events.

	On March 21, 2003, BorgWarner Inc. ("BorgWarner") filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 ("Form 10-K") with the Securities and Exchange Commission (the "SEC"). On March 28,
2003, the SEC's Regulation G became effective, governing the use of financial measures which are not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In response to the SEC's promulgation of Regulation G and amended Item 10 of Regulation S-K regarding the use of non-GAAP financial measures and in connection with BorgWarner's revised segment reporting (as discussed below), BorgWarner is herewith filing a revised presentation of its Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operation and Financial
Statements and Supplementary Data, included in its Form 10-K.

	Beginning with the Form 10-Q filed by BorgWarner for the quarterly period ended March 31, 2003, BorgWarner has changed the way it reports segment information. For periods ending on or prior to December 31, 2002, BorgWarner had reported financial information for five operating segments, Air/Fluid Systems, Cooling Systems, Morse TEC, TorqTransfer Systems and Transmission Systems businesses. Effective January 1, 2003, BorgWarner changed its organization structure and created two operating groups (Engine and Drivetrain) which report to the Chief Executive Officer. As a result of this reorganization, BorgWarner changed its segment reporting. The two operating segments are Drivetrain and Engine. The Drivetrain segment is primarily the combination of the TorqTransfer Systems and Transmission Systems businesses. The
Engine segment is primarily the combination of the Morse TEC, Air/Fluid Systems and Cooling Systems businesses. Consistent with the requirements of Statement of Financial Accounting Standards
No. 131, "Disclosures About Segments of an Enterprise and Related Information," and to enhance comparability with prior periods, this Form 8-K provides financial statement and other historical financial information that show segment information as of December 31, 2002 and 2001 and for the three year period ended December 31, 2002 on the new basis of segment reporting that was adopted by BorgWarner effective January 1, 2003.

	In addition, this Form 8-K provides updated disclosure regarding BorgWarner's agreement with Honeywell International, Inc. to settle their patent dispute relating to variable geometry turbochargers, as announced on June 23, 2003.

	This Form 8-K updates Items 6, 7 and 8 of BorgWarner's
Form 10-K. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1.


Item 7.		Financial Statements and Exhibits.

	(c)	Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte and Touche LLP.
99.1	Updated financial information as of December 31, 2002
and 2001 and for the three year period ended December 31, 2002.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BORGWARNER INC.


			By:  	/s/ WILLIAM C. CLINE
				William C. Cline
				Vice President and Controller

Date:  July 2, 2003

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte and Touche LLP.
99.1	Updated financial information as of December 31, 2002
and 2001 and for the three year period ended December 31, 2002.